EXHIBIT 99.1

                COLONIAL COMMERCIAL CORP. REPORTS SECOND QUARTER
                ------------------------------------------------
                               FINANCIAL RESULTS
                               -----------------

HAWTHORNE, New Jersey (August 7, 2008) - Colonial Commercial Corp. ("Colonial") (OTC Bulletin Board: "CCOM," "CCOMP"), today announced financial results for the second quarter ended June 30, 2008.

Sales for the quarter increased 8.6%, or $1,894,616, to $24,023,185 from $22,128,569 for the same period in 2007. Sales from S&A Supply, Inc., which was acquired in September 2007, were $2,912,334 for the quarter, while sales from same-store locations declined 4.6%, or $1,017,718, from $22,128,569 to $21,110,851.

Gross profit increased 13.8%, or $840,177, to $6,943,613 for the quarter from $6,103,436 for the same period in 2007. Gross profit from S&A was $878,027 for the quarter, while gross profit from same-store locations declined by 0.6%, or $37,850, from $6,103,436 to $6,065,586.

Net income increased 57.4%, or $233,480 to $640,475 for the quarter compared to net income of $406,995 for the same period in 2007. The increase primarily reflects operating cost reductions in our same-store locations and lower interest costs.

Sales for the six months ended June 30, 2008 increased 10.7%, or $4,073,512, to $42,244,313, from $38,170,801 for the same period in 2007. The acquisition of S&A Supply, Inc. on September 10, 2007 constituted new operations in the six months ended June 30, 2008. Sales from our branch in Albany, which opened in April 2007, and from S&A were $5,995,563, while sales from same-store locations declined 5%, or $1,992,051, from $38,170,801 to $36,248,750.

Gross profit increased 12.1%, or $1,324,261, to $12,299,199 for the six months ended June 30, 2008 from $10,974,938 for the same period in 2007. Gross profit from our branch in Albany and S&A was $1,720,883, while gross profit from same-store locations declined by 3.6%, or $396,622, from $10,974,938 to $10,578,316.

Net income decreased by $876,251 to a net loss of $859,195 for the six months ended June 30, 2008 compared to net income of $17,056 for the same period in 2007. The decrease in net income is primarily the result of a $396,622 decrease in gross margins from same-store locations, $454,936 of losses incurred from our new operations, plus increases in reserves for bad debt, hospitalization insurance, and other miscellaneous expenses.

William Pagano, Chief Executive Officer of the Company, said, "The decrease in sales from same-store locations reflects the difficult economic environment, a significant reduction in new construction, and the moderation of residential renovations, partially offset by increased sales of replacement air conditioning equipment because of above average temperatures in the month of June. We expect continued weakness in the construction industry through 2010, and are responding by reducing expenses, increasing product offerings, and focusing on increasing our sales and market penetration."

------
About Colonial Commercial Corp.
-------------------------------
Colonial distributes heating, ventilating and air conditioning, ("HVAC"), equipment, parts and accessories, climate control systems, and plumbing and electrical supplies and equipment in the states of New York, New Jersey, Massachusetts, Connecticut and eastern Pennsylvania through its Universal Supply Group, Inc., www.usginc.com, American/Universal Supply Inc.,
               --------------
www.ausupplyinc.com,  The  RAL  Supply  Group,  Inc., www.ralsupply.com, and S&A
-------------------                                   -----------------
Supply,  Inc.,  www.sasupplyinc.com,  subsidiaries  to professional contractors.
                -------------------
These contractors purchase and install equipment and systems for residential, commercial and industrial users. Colonial also provides control system design, custom control panel fabrication, technical field support, in-house training and climate control consultation for engineers and installers. The Company is a leader in the design of direct digital control systems and systems that control multi-location facilities through the Internet.

The Company also distributes home appliances to dealer groups and appliance stores through its Goldman Universal division, and water filtration systems, parts and accessories and other products through its e-commerce store, www.procontractorstore.com, operated by RAL. The Company is headquartered in
--------------------------
New Jersey, and, with its affiliates, operates out of 20 locations in its geographic trading area. For more information on Colonial's operations, products and/or services, please visit www.colonialcomm.com.
                                            --------------------
Safe  Harbor  Statement
-----------------------

The foregoing press release may contain statements concerning Colonial Commercial Corp.'s financial performance, markets and business operations that may be considered "forward-looking" under applicable securities laws. Colonial cautions readers of this press release that actual results might differ materially from those projected in any forward-looking statements. Factors which might cause actual results to differ materially from any results that are projected in the forward-looking statements include the following: continued acceptance of the company's products in the marketplace, competitive factors, dependence upon third-party vendors, and other risks detailed in the company's periodic report filings with the Securities and Exchange Commission. These and certain other factors which might cause actual results to differ materially from those projected are detailed from time to time in Colonial's periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference. Colonial undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time.

FOR FURTHER INFORMATION, PLEASE CONTACT WILLIAM PAGANO, CHIEF EXECUTIVE OFFICER, OR WILLIAM SALEK, CHIEF FINANCIAL OFFICER, AT (973) 427-8224.

                         (Financial Highlights Follow)

                              COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                                Condensed Consolidated Balance Sheets

                                                                                          June 30,       December 31,
                                                                                            2008             2007
                                                                                        ------------    --------------
                                                                                        (unaudited)
Assets
Current assets:
  Cash                                                                                  $   883,812     $     622,723
  Accounts receivable, net of allowance for doubtful accounts of $424,664 in 2008
   and $478,857 in 2007                                                                  11,156,564        11,364,038
  Inventory                                                                              16,857,403        17,282,661
  Prepaid expenses and other current assets                                               1,101,550         1,107,623
  Deferred tax asset - current portion                                                      489,100           532,500
                                                                                        ------------    --------------
        Total current assets                                                             30,488,429        30,909,545
Property and equipment                                                                    1,796,342         1,799,689
Goodwill                                                                                  1,628,133         1,628,133
Other intangibles                                                                           348,153           366,376
Other assets - noncurrent                                                                   196,310           227,478
Deferred tax asset - noncurrent                                                           1,219,400         1,176,000
                                                                                        ------------    --------------
                                                                                        $35,676,767     $  36,107,221
                                                                                        ============    ==============
Liabilities and Stockholders' Equity
Current liabilities:
  Trade payables                                                                        $ 8,519,859     $   7,774,988
  Accrued liabilities                                                                     1,903,972         1,970,396
  Income taxes payable                                                                            -             2,576
  Borrowings under credit facility - revolving credit                                    17,595,205        18,027,055
  Convertible notes payable, includes related party notes of $262,500 in 2008 and
    $62,500 in 2007                                                                         337,500           137,500
  Notes payable - current portion; includes related party notes of $780,000 in 2008
    and $30,000 in 2007                                                                   1,257,108           158,827
                                                                                        ------------    --------------
        Total current liabilities                                                        29,613,644        28,071,342
  Convertible notes payable, includes related party notes of $0 in 2008 and $262,500
    in 2007                                                                                       -           337,500
  Notes payable, excluding current portion; includes related party notes of $0 in 2008
    and $750,000 in 2007                                                                    140,400           929,814
                                                                                        ------------    --------------
        Total liabilities                                                                29,754,044        29,338,656
                                                                                        ------------    --------------
Commitments and contingencies
Stockholders' equity:
  Redeemable convertible preferred stock, $.05 par value, 2,500,000 shares authorized,
    450,077 shares issued and outstanding in 2008 and 467,500 in 2007, liquidation
    preference of $2,250,385 in 2008 and $2,337,500 in 2007                                  22,504            23,375
  Common stock, $.05 par value, 20,000,000 shares authorized, 4,654,953 shares issued
    and outstanding in 2008 and 4,637,530 in 2007                                           232,747           231,876
  Additional paid-in capital                                                             10,786,804        10,773,451
  Accumulated deficit                                                                    (5,119,332)       (4,260,137)
                                                                                        ------------    --------------
        Total stockholders' equity                                                        5,922,723         6,768,565
                                                                                        ------------    --------------
                                                                                        $35,676,767       $36,107,221
                                                                                        ============    ==============

                                         COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                                       Condensed Consolidated Statements of Operations
                                                        (Unaudited)

                                                                      For The Three Months Ended        For The Six Months Ended
                                                                                June 30,                        June 30,
                                                                      ----------------------------    ----------------------------
                                                                          2008            2007            2008            2007
                                                                      ----------------------------    ----------------------------
Sales                                                                 $24,023,185     $22,128,569     $42,244,313     $38,170,801
Cost of sales                                                          17,079,572      16,025,133      29,945,114      27,195,863
                                                                      ------------    ------------    ------------    ------------
     Gross profit                                                       6,943,613       6,103,436      12,299,199      10,974,938

Selling, general and administrative expenses, net                       6,076,443       5,364,444      12,633,447      10,353,050
     Operating income (loss)                                              867,170         738,992        (334,248)        621,888
                                                                      ------------    ------------    ------------    ------------

Other income                                                               73,813          78,479         158,598         143,077
Interest expense, net; includes related party interest of $18,571 and $25,767 for the three months ended June 30, 2008 and
 2007, respectively, and $40,123 and $51,737 for the six
 months ended June 30, 2008 and 2007, respectively.                      (282,119)       (361,254)       (661,268)       (695,296)
                                                                      ------------    ------------    ------------    ------------
     Income (loss) before income tax expense                              658,864         456,217        (836,918)         69,669

Income tax expense                                                         18,389          49,222          22,277          52,613
                                                                      ------------    ------------    ------------    ------------
    Net income (loss)                                                 $   640,475     $   406,995     $  (859,195)    $    17,056
                                                                      ============    ============    ============    ============

Income (loss) per common share:
  Basic                                                               $      0.13     $      0.08     $     (0.19)    $      0.00
                                                                      ============    ============    ============    ============
  Diluted                                                             $      0.12     $      0.08     $     (0.19)    $      0.00
                                                                      ============    ============    ============    ============

Weighted average shares outstanding:
  Basic                                                                 5,079,400       5,113,180       4,631,128       5,112,893
                                                                      ============    ============    ============    ============
  Diluted                                                               5,239,364       5,306,768       4,631,128       5,131,931
                                                                      ============    ============    ============    ============


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
                                 COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                               Condensed Consolidated Statements of Cash Flows
                                                (Unaudited)

                                                                                                For The Six Months Ended
                                                                                                        June 30,
                                                                                               ---------------------------
                                                                                                  2008            2007
                                                                                               -----------    ------------
Cash flows from operating activities:
  Net (loss) income                                                                            $ (859,195)    $    17,056
  Adjustments to reconcile net (loss) income to net cash provided by operating activities:
    Stock-based compensation                                                                       13,353          17,012
    Provision for doubtful accounts                                                               406,640         153,195
    Depreciation                                                                                  320,605         247,737
    Amortization of intangibles                                                                    18,223           1,000
    Accretion of debt discount                                                                     28,846          18,750
    Changes in operating assets and liabilities
      Accounts receivable                                                                        (199,166)     (1,551,840)
      Inventory                                                                                   425,258      (1,467,827)
      Prepaid expenses and other current assets                                                     6,073        (174,070)
      Other assets - noncurrent                                                                    31,168          22,909
      Trade payables                                                                            1,091,053       2,996,456
      Accrued liabilities                                                                         (66,424)       (226,915)
      Income taxes payable                                                                         (2,576)         13,497
                                                                                               -----------    ------------
      Net cash provided by operating activities                                                 1,213,858          66,960
                                                                                               -----------    ------------

Cash flows from investing activities:
  Additions to property and equipment                                                            (301,501)       (242,975)
                                                                                               -----------    ------------
      Net cash used in investing activities                                                      (301,501)       (242,975)
                                                                                               -----------    ------------

Cash flows from financing activities:
  Issuance of common stock and exercise of stock options                                                -          13,000
  Repayments of notes payable: includes related party repayments of $62,500 in
    2008, and $0 in 2007                                                                         (219,418)        (38,530)
  (Repayments) borrowings under credit facility - revolving credit, net                          (431,850)        824,287
                                                                                               -----------    ------------
      Net cash (used in) provided by financing activities                                        (651,268)        798,757
                                                                                               -----------    ------------
Increase in cash                                                                                  261,089         622,742
Cash - beginning of period                                                                        622,723         482,251
                                                                                               -----------    ------------
Cash - end of period                                                                           $  883,812     $ 1,104,993
                                                                                               ===========    ============